UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 20, 2009
DOMINION RESOURCES BLACK WARRIOR TRUST
(Exact name of Registrant as specified in its charter)

Delaware	1-11335	75-6461716
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

Trust Division Royalty Trust Group Bank of America, N.A. 901 Main Street, 17th Floor Dallas, Texas	75202
(Address of principal executive offices)	(Zip Code)
Registrant’s Telephone Number, including area code: (214) 209-2400
Not Applicable
(Former name, former address and former fiscal year, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results Of Operations And Financial Condition.
     On May 20, 2009, the Registrant issued a press release announcing its quarterly cash distribution to unitholders of record on June 1, 2009, payable on June 9, 2009. The press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.
     This Current Report on Form 8-K is being furnished pursuant to Item 2.02, Results of Operations and Financial Condition. The information furnished is not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.
Item 9.01 Financial Statements and Exhibits
     c. Exhibits
          99.1      Press Release dated May 20, 2009.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dominion Resources Black Warrior Trust

By: Bank of America, N.A., Trustee

By:	/s/ Ron E. Hooper

Ron E. Hooper
Senior Vice President
Date: May 21, 2009

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press Release dated May 20, 2009.